UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 1, 2005


               MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)


            HAWAII                     1-6510             99-0107542
(State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)      File Number)      Identification No.)


120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii    96733-6687
      (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (808) 877-3351

                              NONE

  Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective as of September 1, 2005, Maui Land & Pineapple Company,
Inc. ("Company") entered into the Revolving Line of Credit Loan
Agreement between American AgCredit, FLCA, successor in interest to Pacific Coast Farm Credit Services, ACA and Maui Land &
Pineapple Company, Inc.

The Agreement principally serves to amend and restate the Company's $13,500,000 term loan to (1) convert it to a revolving loan, (2) to modify financial covenants and interest rates to be similar to the Company's $30 million revolving credit agreement, and (3) to release one of the land parcels previously securing the loan.









                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                            MAUI LAND & PINEAPPLE COMPANY, INC.



September 7, 2005           /S/ FRED W. RICKERT
Date                            Fred W. Rickert
                                Vice President/Chief Financial Officer
                                (Principal Financial Officer)